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                                                               EXHIBIT 99.J.2


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference made to our firm under the captions "Investment Advisory and Other Services -- Auditors" and "Experts" and to the use of our report on the Stock Index Fund of TIAA-CREF Life Funds dated December 18, 1998 in this Registration Statement (Form N-1A No. 333-61759) of TIAA-CREF Life Funds.



                                                 ERNST & YOUNG LLP
New York, New York
December 21, 1998